SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


                                 July 9, 2008
                 Date of Report (date of earliest event reported)


                               CET SERVICES, INC.
               Exact name of Registrant as Specified in its Charter

          California              000-52652                 33-0285964
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation             Number                     Number

                 12503 E. Euclid Dr. #30, Centennial, CO 80111
            Address of Principal Executive Offices, Including Zip Code

                                (720) 875-9115
                Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 8, 2008, CET Services, Inc. (the "Company" or "CET") entered into Amendment No. 1 to the Agreement and Plan of Merger by and among the Company, BioMedical Technology Solutions, Inc., a Colorado corporation ("BMTS") and CET Acquisition Corp., a subsidiary of CET to be formed as a Colorado corporation ("CETAC") (the "Amendment").

     The Amendment was entered into in order to extend the provisions concerning the closing date and related termination provisions; to reflect the fact that CET has sold one of its real estate properties; and to make certain other minor changes. The Amendment is filed as Exhibit 2.2 to this report.

     In connection with the proposed merger, CET has filed a preliminary proxy statement for its shareholders with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, CET'S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Definitive Proxy Statement will be available free of charge (when available) at the SEC's website, www.sec.gov, and shareholders of CET will also be able to obtain the proxy statement free of charge (when available) by directing their requests to Steven H. Davis at CET at 720-875-3366 or sdavis@cetenv.com.

     CET and its directors and executive officers may be deemed, under SEC rules, to be soliciting proxies from CET's shareholders in favor of the proposed Merger. Information regarding the identity of these persons, and their interests in the solicitation, will be set forth in a definitive proxy statement to be filed with the SEC, and will be available free of charge (when available) at the SEC's website, www.sec.gov, and shareholders of CET will also be able to obtain the proxy statement free of charge (when available) by directing their requests to Steven H. Davis at CET at 720-875-3377 or sdavis@cetenv.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 2.1 Amendment No. 1 to Agreement and Plan of Merger among BioMedical Technology Solutions, Inc., CET Services, Inc., and CET Acquisition Corp. dated May 8, 2008.
              (Filed herewith electronically)


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CET SERVICES, INC.
                                   (Registrant)


Date: July 9, 2008                 By: /s/ Steven H. Davis
                                       Steven H. Davis, President and
                                       Chief Executive Officer